UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2009

ACCESS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9314	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Stemmons Freeway, Suite 176 Dallas, Texas	75207
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(214) 905-5100

[Missing Graphic Reference]
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 25, 2009, Access Pharmaceuticals, Inc. (“Access”) closed its acquisition of MacroChem Corporation (“MacroChem”). In connection with the acquisition, Access issued as consideration an aggregate of 2.5 million shares of Access’ common stock to the holders of MacroChem common stock and in-the-money warrants. In addition, Access is cancelling all of the outstanding convertible debt of MacroChem for 859,172 shares of unregistered Access common stock.

Mr. Jeffrey B. Davis, Chief Executive Officer, currently also serves as President of SCO Securities LLC. SCO Securities LLC is an affiliate of SCO Capital Partners LLC. SCO Securities LLC previously served as placement agent in conjunction with Access’ issuance of Series A Cumulative Preferred Stock. Mr. Davis is the managing member of Lake End Capital LLC. Together, SCO Capital LLC and affiliates and Lake End Capital Partners LLC have a beneficial ownership of more than 10% of the voting stock of Access and prior to the merger were beneficial owners of more than 10% of the voting stock of MacroChem. Mr. Davis was also a director of MacroChem Corporation. Immediately prior to consummation of the merger, David P. Luci was a director and Chief Business Officer of MacroChem, and Mr. Luci is also a director of Access.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

On February 25, 2009, and as discussed in Item 2.01 above, Access agreed to issue 859,172 shares of its common stock to the holders of MacroChem convertible notes in exchange for cancelling all of the outstanding convertible notes of MacroChem. As a result, each $1.00 payable under the terms of the applicable MacroChem notes was converted into 1 share of unregistered Access common stock.

 ITEM 7.01      REGULATION FD DISCLOSURE

A copy of the press release issued by us on February 26, 2009, announcing the closing of the acquisition of MacroChem Corporation is filed as Exhibit 99.1 and is incorporated by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of MacroChem required to be filed under 9.01(a) and 9.01(b) of this item shall be filed on Form 8-K/A subsequent to the date hereof.

(c) Exhibits

Exhibit No.	Description

99.1	Press release issued by Access Pharmaceuticals, Inc. dated February 26, 2009, entitled “Access Pharmaceuticals Closes Acquisition of MacroChem Corp.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS PHARMACEUTICALS, INC.

By:	/s/ Stephen B. Thompson

Stephen B. Thompson
Vice President, Chief Financial Officer

Date: March 2, 2009

Exhibit Index
Exhibit No.	Description

99.1	Press release issued by Access Pharmaceuticals, Inc. dated February 26, 2008.